                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 FORM 8-K/A-2


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): June 20, 1996


                            RESPONSE ONCOLOGY, INC.
             (Exact name of registrant as specified in its charter)

                                   TENNESSEE
                (State or other jurisdiction of incorporation)


        0-15416                                          62-1212264
(Commission File Number)                    (I.R.S. Employer Identification No.)


                1775 MORIAH WOODS BLVD., MEMPHIS TENNESSEE 38117
          (Address of principal executive offices, including Zip Code)


                                 (901) 761-7000
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

On July 5, 1996, the Registrant filed a Current Report on Form 8-K reporting the consummation of the acquisition of a business that is a significant
subsidiary.   Pursuant to instruction (a)(4) to Item 7 in the Instructions to
Form 8-K, the Registrant elected an extension of time to file required financial statements and pro forma financial information in respect to the acquisition transaction. The Registrant hereby files this Amendment to the previously filed Form 8-K in order to file the following financial statements and pro forma financial information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

1* Audited Balance Sheet, Statement of Income, Statement of Shareholders' Equity, and Statement of Cash Flows, including footnotes, as of and for the year ended December 31, 1995 for Jeffrey L. Paonessa, M.D., P.A. (The "Acquired Business").

2* Pro forma Balance Sheet and Statement of Operations for Registrant and Acquired Business as of March 31, 1996 and for the year ended December 31, 1995 and the three months ended March 31, 1996.

3* Exhibit 10(t) - Service Agreement dated as of June 19, 1996 by and among Response Oncology, Inc., J. Paonessa, M.D., P.A. and Jeffrey L. Paonessa, M.D.**

------------
 * Previously filed

** Portions of Exhibit 10(t) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           RESPONSE ONCOLOGY, INC.

Dated: July 12, 1996               By: /s/ John A. Good
                                       -----------------------------------------
                                       John A. Good, Executive Vice President

                                EXHIBIT INDEX



  Exhibit
  Number             Description of Exhibit
  -------            ----------------------
    10(s)*           Stock Purchase Agreement by and among Response Oncology,
                     Inc., Jeffrey L. Paonessa, M.D., and J. Paonessa, M.D.,
                     P.A. dated as of June 19, 1996

    10(u)*           Service Agreement by and among Response Oncology, Inc.,
                     J. Paonessa, M.D., P.A. and Jeffrey L. Paonessa, M.D.
                     dated as of June 19, 1996**


-------------
 * Previously filed

** Portions of Exhibit 10(t) have been omitted and filed separately with the Commission pursuant to a request for confidential treatment.